Eaton Vance Institutional Short Term Treasury Fund

Supplement to Prospectus dated May 1, 2008

As of the date of this Supplement, shares of the Eaton Vance Institutional Short Term Treasury Fund will no longer be available for purchase or exchange.

December 3, 2008